SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)


                                  March 1, 2002
                                ----------------
                                (DATE OF REPORT)


                           LILLIAN VERNON CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                    1-9637                   13-2529859
----------------------------  -----------------------   ------------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
 OF INCORPORATION)                                        IDENTIFICATION NO.)


         ONE THEALL ROAD
          RYE, NEW YORK                                        10580
-----------------------------------------                -----------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                                 (914) 925-1200
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS

     Lillian Vernon, Chairman of the Board and Chief Executive Officer of Registrant, has asked the registrant's Board of Directors to launch a search for a new Chief Executive Officer, who will be responsible for managing the registrant on a day to day basis.

     The annexed press release was issued on February 28, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 5, 2002


                                                    LILLIAN VERNON CORPORATION
                                                         (Registrant)


                                                By:
                                                    ----------------------------
                                                        Wayne A. Palladino
                                                        Senior Vice President,
                                                        Chief Financial Officer

FOR IMMEDIATE RELEASE                   CONTACT: Wayne A. Palladino
Thursday, February 28, 2002                      Chief Financial Officer
                                                 914) 925-1570
                                                 wpalladino@lillianvernon.com

     LILLIAN VERNON CORPORATION ANNOUNCES SEARCH FOR CHIEF EXECUTIVE OFFICER
                            ELIMINATES CASH DIVIDEND

Rye, New York, February 28, 2002 -- Lillian Vernon, founder, Chairman of the Board and Chief Executive Officer has asked the Lillian Vernon Corporation (AMEX:LVC) Board of Directors to launch a search for a new Chief Executive Officer. A formal search committee of the Board has been named. Lillian Vernon, who founded the Company in 1951, will remain at the Company as Chairman of the Board but will relinquish day-to-day responsibilities for managing the Company. The new Chief Executive Officer will report directly to the Board of Directors.

Lillian Vernon, Chairman and Chief Executive Officer, stated, "I look forward to focusing my time and efforts to develop exciting new opportunities for the Company including licensing of the Lillian Vernon name and expansion of our successful niche in personalization."

At its February 28, 2002 meeting, the Board of Directors voted to discontinue the regular quarterly cash dividend effective after the payment of the March 1, 2002 dividend to conserve cash for reinvestment in the business. The Company will evaluate its dividend policy on an ongoing basis.

The Company's financial position remains strong. At the end of fiscal year 2002, cash and investments were in excess of $24.0 million and there was no debt outstanding.

Lillian Vernon Corporation is a 51-year-old catalog and online retailer that markets gift, housewares, gardening, Christmas and children's products. The Company is one of the largest specialty catalogs in the United States. Lillian Vernon Corporation and its subsidiaries publish eight catalog titles: Lillian Vernon, Lilly's Kids, Sales & Bargains, Personalized Gifts, Favorites, Rue de France, Lillian Vernon Gardening and Christmas Memories. Lillian Vernon's online catalogs are accessible at www.lillianvernon.com and www.ruedefrance.com. The Company also sells its products in the business-to-business and outlet store markets.

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Except for the historical information contained herein, statements included in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's future performance, including without limitation, statements with respect to the Company's anticipated results of operations, revenues and/or level of business. Such statements represent the Company's current expectations only and are subject to certain risks, assumptions and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated or projected.

Among the factors that could cause actual results to materially differ include the overall strength of the economy, the level of consumer confidence and spending, customer preferences, circulation changes and other initiatives, increased competition in the direct mail industry and from the growing Internet market, changes in government regulations, risks associated with the social, political, economic and other conditions affecting foreign sourcing including possible disruptions caused by the current global situation, possible future increases in operating costs including postage and paper costs, and other factors which are discussed in the Company's 2001 Annual Report and Form 10-K for the fiscal year ended February 24, 2001. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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